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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-61600, 2-85129, 33-6360, 33-29071, 33-52922, 33-55637, 33-00149 and 33-04537.



                                     ARTHUR ANDERSEN LLP



  Los Angeles, California
  February 14, 1997